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                                                                    EXHIBIT 25.1

________________________________________________________________________________
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   __________________________________________

                                    FORM T-1

                   __________________________________________


                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
              UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   _________________________________________

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

              (Exact name of Trustee as specified in its charter)


230 SOUTH TRYON STREET, 8TH FLOOR
CHARLOTTE, NORTH CAROLINA           28288-1179            56-0900030
(Address of principal executive    (Zip Code)   (I.R.S. Employer Identification
office)                                         No.)

               _________________________________________________

                              INTEGON CORPORATION
              (Exact name of obligor as specified in its charter)


Delaware                                                    13-3559471
(State or other jurisdiction of                 (I.R.S. Employer Identification
incorporation or organization)                  No.)


500 West Fifth Street
Winston-Salem, North Carolina                   27152
(Address of principal executive offices)        (Zip Code)


                _______________________________________________


     10 3/4% Junior Subordinated Deferrable Interest Debentures, Series B
                      (Title of the indenture securities)

________________________________________________________________________________
________________________________________________________________________________
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1.   GENERAL INFORMATION.

     (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

          Board of Governors of the Federal Reserve System  Washington, DC
          The Comptroller of the Currency                   Washington, D.C.
          Securities and Exchange Commission,
          Division of Market Regulation                     Washington, D.C.
          Federal Deposit Insurance Corporation             Washington, D.C.

     (b) The Trustee is authorized to exercise corporate trust powers.

2.   AFFILIATIONS WITH OBLIGOR.

          The obligor is not an affiliate of the Trustee.
          (See Note 1 on Page 4)

3.   VOTING SECURITIES OF THE TRUSTEE.

          The following information is furnished as to each class of voting securities of the Trustee:

                             As of January 31, 1997
--------------------------------------------------------------------------------
          Column A                                  Column B

--------------------------------------------------------------------------------
          Title of Class                            Amount Outstanding

--------------------------------------------------------------------------------
          Common Stock, par value $3.33-1/3 a share  286,793,193 shares

4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

          The Trustee is not a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          Neither the Trustee nor any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor.

6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

          The amount of voting securities of First Union Corporation, the parent of the trustee owned, beneficially by the obligor and its directors, partners, executive officers, taken as a group, do not exceed one (1) percent of the outstanding voting securities of First Union Corporation.

7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

          The amount of voting securities of First Union Corporation, the parent of the Trustee, owned beneficially by any underwriter for the the obligor and its directors, partners, and executive officers, taken as a group, do not exceed one(1) percent of the outstanding voting securities of First Union Corporation.

8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          The trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of the obligor in excess of one (1) percent of the outstanding securities of such class.

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9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          The trustee does not own beneficially or hold as collateral security for obligations in default any securities of an underwriter for the obligor in excess of one (1) percent of the outstanding securities of such class..

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          The Trustee does not own beneficially or hold as collateral security for obligations in default any voting securities of any class of a person who, to the knowledge of the Trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, in excess of one (1) percent of the outstanding voting securities of such class.

11. OWNERSHIP OF HOLDERS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of a person who, to the knowledge of Trustee, owns 50% or more of the voting securities of the obligor, in excess of one (1) percent of the outstanding securities of such class.

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          The obligor has a $75,000,000 revolving credit facility in which First Union National Bank of North Carolina participates with a commitment of $25,000,000. The credit facility has a termination date of July 25, 1999.

13.  DEFAULTS BY THE OBLIGOR.

          Not applicable.

14.  AFFILIATIONS WITH THE UNDERWRITERS.

          No underwriter is an affiliate of the Trustee.

15.  FOREIGN TRUSTEE.

          Not applicable.

16.  LIST OF EXHIBITS.

     (1) Articles of Association of the Trustee as now in effect. Incorporated in Exhibit (1) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
     (2) Certificate of Authority of the Trustee to commence business. Incorporated by reference in Exhibit (2) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
     (3) Authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in exhibits (1) and (2) above. Included at Page 6 of this Form T-1 Statement.
     (4) By-Laws of the Trustee. Incorporated by reference in Exhibit (4) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
     (5) Not applicable.
     (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 6 of this Form T-1 Statement.
     (7) Report of condition of Trustee. Incorporated by reference in Exhibit
     (7) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
     (8) Not applicable.
     (9) Not applicable.

                                       3
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               _________________________________________________

                                     NOTES

               _________________________________________________

       1. Since the trustee is a member of First Union Corporation, a bank holding company, all of the voting securities of the trustee are held by First Union Corporation. The securities of First Union Corporation are described in Item 3.

                                       4
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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking organization, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Charlotte, and State of North Carolina on the 26th day of February, 1997.


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                              (Trustee)



                              BY:/s/ Pablo de la Canal
                                 -----------------------------------------------
                                     Pablo de la Canal, Assistant Vice President



                                                                 EXHIBIT T-1 (6)

                              CONSENTS OF TRUSTEE

       Pursuant to the requirements of section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Integon Corporation of its 10 3/4 % Junior Subordinated Deferrable Interest Debentures, Series B, First Union National Bank of North Carolina, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA



                              BY:/s/ Daniel J. Ober
                                 -----------------------------------------------
                                     Daniel J. Ober, Vice President



Dated: February 26, 1997

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                                                                 EXHIBIT T-1 (3)

                           EXTRACT FROM THE BY-LAW OF
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA



     SECTION 8.2. Execution of Instruments. All agreements, indentures,
                  ------------------------
mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies, and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman of the Board, or the President, or any Vice Chairman of the Board, any Vice president or Assistant Vice President, or the Secretary or Assistant Secretary, Cashier, or Assistant Cashier, or, if in connection with the exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer or Assistant Trust Office; provided, however, that where required, any such instruments may also be executed, acknowledge, verified, delivered, or accepted in behalf of The Association in such other manner and by such other officers as the Board of Directors may from time to time direct. the provisions of this Section 8.2 are supplementary to any other provision of these By Laws.

I HEREBY CERTIFY THAT THE forgoing is a true and complete extract from the By-Laws of First Union National Bank of North Carolina, a national banking association, now in full force and affect.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Association on February 26, 1997.


                                                      /s/ Daniel J. Ober
                                                      --------------------------
                                                        Assistant Secretary

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